UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2007
Commission file number 1-11625
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Third Amended and Restated Credit Agreement

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On June 4, 2007, Pentair, Inc. (the “Company”) and certain of its subsidiaries entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) with a consortium of financial institutions including Bank of America, N.A., as Administrative Agent and Issuing Bank; JPMorgan Chase Bank, N.A., as Syndication Agent and The Bank of Tokyo-Mitsubishi UFJ, Ltd., U.S. Bank N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents.
The Credit Agreement creates an unsecured, committed revolving credit facility of up to $800 million, with multi-currency sub-facilities to support investment outside the U.S. The Credit Agreement expires June 4, 2012. As of the date hereof, borrowings under the Credit Agreement will bear interest at the rate of LIBOR plus 0.50%. Interest rates and fees under the Credit Agreement vary based on the Company’s credit ratings. The Credit Agreement replaced the Company’s former $800 million unsecured multi-currency revolving credit facility (the “Former Revolver”). Approximately $134 million was drawn under the Credit Agreement, of which $109 million was used to pay off the Former Revolver, and $25 million was used for normal working capital needs. The Company uses the Credit Agreement as back-up liquidity to support 100% of its commercial paper outstanding. As of June 4, 2007, the Company had approximately $239 million of commercial paper outstanding.
The Credit Agreement also contains customary events of default. In certain cases, the lenders may declare any outstanding obligations under the Credit Agreement immediately due and payable upon the occurrence of an event of default.
A copy of the Credit Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits
The following exhibit is provided as part of the information filed under Item 2.03 of this Current Report on Form 8-K:

Exhibit	Description

4.1	Third Amended and Restated Credit Agreement dated June 4, 2007 by and among Pentair, Inc. and a consortium of financial institutions including Bank of America, N.A., as Administrative Agent and Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent and The Bank of Tokyo-Mitsubishi UFJ, Ltd., U.S. Bank N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 7, 2007.

PENTAIR, INC. Registrant
By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated June 4, 2007

Exhibit
Number	Description

4.1	Third Amended and Restated Credit Agreement dated June 4, 2007 by and among Pentair, Inc. and a consortium of financial institutions including Bank of America, N.A., as Administrative Agent and Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent and The Bank of Tokyo-Mitsubishi UFJ, Ltd., U.S. Bank N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents.